Exhibit 99.3

1 2Q 2019 Earnings Call 17 May 2019 24

2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 25

3 2Q 2019 Overview ($ millions except where noted) 2Q 2019 2Q 2018 2Q 2019 vs. 2Q 2018 Net Sales & Revenues $11,342 $10,720 6% Net Sales (equipment operations) $10,273 $9,747 5% Net Income (attributable to Deere & Company) $1,135 $1,208 6% Adjusted Net Income (attributable to Deere & Company) $1,135 $1,034* 10% Diluted EPS ($ per share) $3.52 $3.67 Adjusted Diluted EPS ($ per share) $3.52 $3.14* *Excludes tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $174 million. Note: Wirtgen’s results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. 26

4 2Q 2019 Overview Equipment Operations 2Q 2019 vs. 2Q 2018 Net Sales 5% Price realization Currency translation 4 points 4 points 27

5 Worldwide Agriculture & Turf 2Q 2019 Overview ($ millions) 2Q 2019 2Q 2019 vs. 2Q 2018 Net Sales $7,282 3% Operating Profit* $1,019 4% *2Q 2019 operating profit impacted by: − Production costs − Foreign currency exchange − Research & development costs + Price realization + Shipment volumes 28

6 Global Stocks-to-Use Ratios Source: USDA, 10 May 2019 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1995 1998 2001 2004 2007 2010 2013 2016 2019P Cotton Ratios Cotton Wheat Corn Soybeans 29

7 U.S. Principal Crop Cash Receipts *Include both rounds of USDA Aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact. $8B to be distributed via Market Facilitation Program (MFP). Source: Deere forecast, May 2019 0 20 40 60 80 100 120 140 160 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F 2018F 2019F $ Billions Food Grains Feed Crops Cotton Oil Crops USDA Aid* 30

8 Fiscal 2019 Forecast Previous Forecast U.S. and Canada Ag Flat to up 5% Flat to up 5% EU 28 Ag ~ Flat ~ Flat South America Ag (tractors and combines) Flat to up 5% Flat to up 5% Asia Ag Flat to slightly down Flat to slightly down U.S. and Canada Turf and Utility Flat to up 5% Flat to up 5% Agriculture & Turf Industry Outlook Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 31

9 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2019 Forecast Previous Forecast Net Sales ~ 2% ~ 4% Currency translation ~ 3% ~ 2% Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 32

10 001001 1101110 10101 010010 011100 101101 1011000 0100010 0011 010110 001001 001110 INNOVATING ACROSS THE ENTIRE CROP PRODUCTION SYSTEM Cory Reed President, Ag & Turf 33

11 ($ millions) 2Q 2019 2Q 2019 vs. 2Q 2018 Net Sales $2,991 11% Operating Profit* $347 34% Worldwide Construction & Forestry 2Q 2019 Overview *2Q 2019 operating profit impacted by: + Price realization + Shipment volumes + Wirtgen − Production costs − Product mix 34

12 Fiscal 2019 Forecast Previous Forecast GDP Growth Housing Starts (thousands) Total Construction Investment Government Construction Investment Global Transportation Investment Crude Oil Price Worldwide Construction & Forestry U.S. Economic Indicators Source: IHS Markit, Calendar Year Estimates – April 2019 35

13 Fiscal 2019 Forecast* Previous Forecast* Net Sales ~ 11% ~ 13% Currency translation Wirtgen ~ 2 points ~ 4 points ~ 2 points ~ 4 points Worldwide Construction & Forestry Deere & Company Outlook * Includes 12 months of Wirtgen sales, vs 10 months in fiscal 2018 Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 36

14 0.0% 0.5% 1.0% 1.5% 2.0% 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.23% 15 Year Average Source: Deere & Company forecast as of 17 May 2019 37

15 Worldwide Financial Services ($ millions) 2Q 2019 Fiscal 2019 Forecast Previous Forecast Net Income (attributable to Deere & Company) $121 ~$600 ~ $630 Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 38

16 Consolidated Trade Receivables & Inventory ($ millions) 2Q 2019* Fiscal 2019 Forecast** Previous Forecast** Agriculture & Turf $447 ~ $50 ~ $25 Construction & Forestry $833 ~ $300 ~ $175 Total (as reported) $1,280 ~ $250 ~ $200 Total (constant exchange) $1,813 ~ $375 ~ $175 * Change at 28 April 2019 vs. 29 April 2018 **Change at 3 November 2019 vs. 28 October 2018 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 39

17 ($ millions) 2Q 2019 Fiscal 2019 Forecast Previous Forecast COS (percent of Net Sales) 75% ~76% ~75% Research and Development 10% ~ 6% ~ 5% SA&G Expense 1% ~ 6% ~ 7% Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) Cost and Expenses Equipment Operations 40

18 2Q 2019 Fiscal 2019 Forecast Previous Forecast Effective Tax Rate 22% 24-26% 24-26% Income Taxes Equipment Operations Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 41

19 Net Operating Cash Flows Equipment Operations Fiscal 2019 Forecast* ~ $4.1 billion $0 $1,000 $2,000 $3,000 $4,000 $5,000 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F $ Millions * Previous forecast ~$4.4 billion Note: 2010-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 42

20 Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) ($ billions except where noted) Fiscal 2019 Forecast Previous Forecast Net Sales (equipment operations) ~ 5% ~ 7% Price realization Currency translation Wirtgen ~ 3 points ~ 3 points ~ 1 point ~ 3 points ~ 2 points ~ 1 points Net Income (attributable to Deere & Company) ~ $3.3 ~ $3.6 Deere & Company Outlook Fiscal 2019 Forecast 43

21 Appendix 44

22 Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–2Q 2019: Cumulative cost of repurchases $17.8 billion Shares repurchased 254.0 million December 2013 authorization of $8 billion: Amount remaining $1.8 billion 28 April 2019 period ended basic shares 317.0 million 2Q 2019 average diluted shares 322.2 million $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2005 2007 2009 2011 2013 2015 2017 2019 $ Billions Millions of Shares* Shares Repurchased Amount Spent Share Repurchase 36% net share reduction since 2004 45

23 46

24 ($ millions) Fiscal 2019 Forecast Previous Forecast Capital Expenditures ~ $1,150 ~ $1,150 Depreciation & Amortization ~ $1,025 ~ $1,025 Pension/OPEB Expense ~ $125 ~ $120 Pension/OPEB Contributions ~ $200 ~ $200 Other Information Equipment Operations Source: Deere & Company forecast as of 17 May 2019 (previous forecast as of 15 February 2019) 47

25 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2004 2006 2008 2010 2012 2014 2016 2018 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans Source: USDA, 10 May 2019 U.S. Farm Commodity Prices 48

26 U.S. Farm Cash Receipts $0 $100 $200 $300 $400 $500 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F $ Billions Crops Livestock Government Payments USDA Aid* *USDA Aid includes only the ~$8B crop aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact, $9.6B to be distributed via Market Facilitation Program (MFP). Source: 2001–2017: USDA, 30 November 2018 2018F–2019F: Deere & Company forecast as of 17 May 2019 49

27 Economic Update EU 28 €120 €180 €240 €300 €360 €420 €220 €270 €320 €370 €420 €470 2010 2013 2016 2019F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg Source: EU Com, LTO, January 2019 Deere & Company forecast as of 17 May 2019 50

28 Economic Update Brazil $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production Includes key grains, ethanol, sugar Source: IHS Global Insight, May 2019 51

29 April 2019 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 13% More than the industry 2WD Tractors (40 < 100 PTO hp) 2% In line with the industry 2WD Tractors (100+ PTO hp) 2% More than the industry 4WD Tractors 2% More than the industry Combines 11% Less than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2019 2018 2WD Tractors (100+ PTO hp) 44% 39% Combines 23% 23% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 52

30 Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Low double digits Single digit April 2019 Retail Sales (Rolling 3 Months) Retail Sales EU 28 Ag Deere* Tractors Low double digits Combines Single digit * Based on internal sales reports 53

31 Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform legislation. Net income (loss) attributable to Deere & Company and diluted earnings per share measures that exclude this item are not in accordance with, nor is it a substitute for, GAAP measures. The company believes that discussion of results excluding this item provides a useful analysis of ongoing operating trends. The table below provides a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months and six months ended April 29, 2018. (Millions, except per-share amounts) (Unaudited) 54

Deere & Company’s 3Q 2019 earnings call is scheduled for 9:00 a.m. central time on Friday, 16 August 2019 55